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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 30, 2000
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                               SIMPLAYER.COM LTD.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

           ISRAEL                     000-27946                   N/A
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(State or Other Jurisdiction         (Commission            (I.R.S. Employer
     of Incorporation)               File Number)          Identification No.)

  2 MOHALIVER STREET, YEHOOD, ISRAEL                             56207
  ----------------------------------                             -----
        (Address of Principal                                 (Zip Code)
          Executive Offices)



        Registrant's telephone number, including area code: 781-481-9120
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                                      - 2 -

ITEM 5.        OTHER EVENTS.

     On May 30, 2000 SimPlayer.com, Inc., a wholly-owned subsidiary of SimPlayer.com Ltd., and The New England Patriots, L.P. announced that they had entered into a Master Strategic Relationship Agreement dated as of May 25, 2000. A copy of the Agreement is filed as Exhibit 10.1 hereto. The press release announcing the Agreement is filed as Exhibit 99.1 hereto.



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                                     - 3 -

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.
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         Exhibit No.                            Description
         -----------                            -----------

            *10.1 Master Strategic Relationship Agreement dated as of May 25, 2000 between SimPlayer.com, Inc. and The New England Patriots, L.P.

             99.1                Press Release of SimPlayer.com Ltd. dated May
                                 30, 2000.




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* Filed in redacted form pending request to the Secretary of the Commission for confidential treatment pursuant to Rule 24b-2 under the Exchange Act.

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                                     - 4 -

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                              SIMPLAYER.COM LTD.


                              By:   /s/ Yoel Givol
                                    ---------------------------------------
                                    Yoel Givol
                                    President and Chief Executive Officer

Dated:   June 1, 2000


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                                  EXHIBIT INDEX



         Exhibit No.                            Description
         -----------                            -----------

            *10.1 Master Strategic Relationship Agreement dated as of May 25, 2000 between SimPlayer.com, Inc. and The New England Patriots, L.P.

             99.1                Press Release of SimPlayer.com Ltd. dated May
                                 30, 2000.



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* Filed in redacted form pending request to the Secretary of the Commission for confidential treatment pursuant to Rule 24b-2 under the Exchange Act.